Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Form 10-Q of TreeHouse Foods, Inc. (the “Company”) for the quarter ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dennis F. Riordan, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly presents in all material respects, the financial condition and results of operations of the Company.

/s/ Dennis F. Riordan
Dennis F. Riordan
Senior Vice President and Chief Financial Officer

November 8, 2007
Note: This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed, except to the extent required by the Sarbanes-Oxley Act of 2002, by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

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